                            FIRST AMENDMENT TO LEASE

      THIS FIRST AMENDMENT TO LEASE (this "Amendment") is made as of the 25 day of November, 1998, by and between MAGAININ PHARMACEUTICALS, INC., a Delaware corporation, formerly known as Magainin Sciences, Inc., a Delaware corporation ("Tenant"), and ARE-5100/5110 CAMPUS DRIVE, LP, a Delaware limited partnership ("Landlord").

      A. Landlord's predecessor-in-interest, Whitemarsh Business Associates, a Pennsylvania general partnership, and Tenant have previously entered into that certain Whitemarsh Business Center Lease, dated as of February 10,1989 (the "Lease"), of that certain building located in Whitemarsh Business Center, 5110 Campus Drive, Plymouth Meeting, Pennsylvania, and more particularly described in the Lease. All capitalized terms used but not otherwise defined herein shall have the meanings given them in the Lease.

      B. The parties desire to amend the Lease as set forth below.

            NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

            1. TERM. The Term of the Lease shall be extended through and including November 30, 2002.

            2. RENT. Base Rent through November 30, 1999 shall continue as provided in Section 1 of the Lease. Thereafter, Base Rent shall be paid as follows:

                                                  Annual            Monthly
         Period                                  Base Rent         Base Rent
         ------                                  ---------         ---------
December 1,1999 - November 30, 2000             $307,319.00       $25,609.92
December 1,2000 - November 30, 2001             $316,442.00       $26,370.17
December 1,2001 - November 30, 2002             $326,004.00       $27,167.00

            3. MISCELLANEOUS.

                  3.1 This Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Amendment may be amended only by an agreement in writing, signed by the parties hereto.

                  3.2 This Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

                  3.3 This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Amendment attached thereto.

                  3.4 Except as amended and/or modified by this Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Amendment. In the event of any conflict between the provisions of this Amendment and the provisions of the Lease, the provisions of this Amendment shall prevail. Whether or not specifically amended by this Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Amendment.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                             "Tenant"

                             MAGAININ PHARMACEUTICALS, INC.,
                             a Delaware corporation

                             By: /s/ M.R. Dougherty
                                 -----------------------------------------------
                             Its: Pres, CEO
                                  ----------------------------------------------


                             "Landlord"

                             ARE-5100/5110 CAMPUS DRIVE, LP,
                             a Delaware limited partnership

                             By: AREE-HOLDINGS, L.P.,
                                 a Delaware limited partnership, general partner

                                   By: ARE-GP HOLDINGS QRS CORP.,
                                       a Delaware corporation, general partner

                                       By: /s/ Lynn Anne Shapiro
                                           -------------------------------------
                                       Its: General Counsel
                                            ------------------------------------